U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2014

Esio Water & Beverage Development Corp.

(Name of Small Business Issuer as Specified in Its Charter)

Nevada	001-10320	13-3465289
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

36508 N. 15th Lane

Phoenix, AZ 85086

(Address of principal executive offices)

(866) 545-4875

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Esio Water And Beverage Distribution Corp. (the “Registrant”) has entered into an option agreement (the “Agreements”) with its two Directors, Andrew Ecclestone, who is also the Registrant’s President and Secretary, and Fred Burstein. Each Agreement provides for 600,000 common shares to be exercised at a price of $.05 per share. The Agreements have a five-year term, commencing on February 3, 2014. The Agreements contain standard provisions for cashless exercise and the exercise by family members and by heirs and representatives in the event of death or disability.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Form of Option Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 6, 2014	Esio Water & Beverage Development Corp.

By: /s/ Andrew Ecclestone
Name: Andrew Ecclestone
Title: President and Chief Executive Officer